                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 04, 2005

                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                                                 02-0670926
(State or other jurisdiction                                    (IRS Employer
    of incorporation)                                        Identification No.)

                                    001-31925
                              (Commission File No.)


                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923

           (Address of principal executive offices including zip code)

                                 (978) 750-1991

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Henry Toh tendered his resignation, dated August 01, 2005, and received by the Company on August 04, 2005, from the Board of Directors of Vaso Active Pharmaceuticals, Inc. effective immediately.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              VASO ACTIVE PHARMACEUTICALS, INC.

Date: August 05, 2005                        By: /s/ Joseph Frattaroli
                                                 -------------------------------
                                                 Name: Joseph Frattaroli
                                                 Title: Acting CEO and President